EXHIBIT 10.36

                  SECOND AMENDMENT TO FIRST EXCHANGE AGREEMENT

      THIS SECOND AMENDMENT TO FIRST EXCHANGE AGREEMENT (this "Amendment"), is dated as of July 31, 2003 and amends the Exchange Agreement (as amended pursuant to the Amendment to First Exchange Agreement dated as of May 28, 2003 (the "First Amendment"), the "First Exchange Agreement"), dated as April 22, 2003, entered into by and among Diomed Holdings, Inc., a Delaware corporation, with headquarters located at One Dundee Park, Andover, MA 01810 (the "Company"), Diomed, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Diomed"), each entity named on the signature page hereto as a Note Purchaser (each, a "Note Purchaser") and Gibralt US, Inc., a Colorado corporation (the "Designated Note Purchaser"). Capitalized terms used but not defined herein shall have their respective meanings set forth in the First Exchange Agreement, unless the context clearly indicates otherwise.

      In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the First Exchange Agreement as follows:

      1. Clause (ii) of Section 1(b) of the First Exchange Agreement is hereby amended by deleting the phrase "July 31, 2003" therein and inserting in lieu of such phrase "November 15, 2003."

      2. Section 4(i) of the First Exchange Agreement is hereby amended by deleting the phrase "July 31, 2003" therein and inserting in lieu of such phrase "November 15, 2003."

      3. All other terms and conditions of the First Exchange Agreement shall remain in full force and effect.

                            [Signature page follows.]

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      IN WITNESS WHEREOF, this Amendment has been duly executed by the Note
Purchasers, Diomed and the Company as of the date set forth above.

                                        COMPANY:

                                        Diomed Holdings, Inc.

                                        By:  ___________________________________
                                        Name:  James A. Wylie, Jr.
                                        Title: Chief Executive Officer

                                        DIOMED:

                                        Diomed, Inc.

                                        By:  ___________________________________
                                        Name:  James A. Wylie, Jr.
                                        Title: Chief Executive Officer

                                        NOTE PURCHASER
                                        Gibralt US, Inc.

                                        By:  ___________________________________
                                        Name:  Johnny Ciampi
                                        Title: Authorized Person